Security Advantage VUL

National Security Life and Annuity Company

National Security Variable Account L

Supplement dated October 2, 2023

to the

Prospectus and Statement of Additional Information

dated May 1, 2019

The following supplements the prospectus and statement of additional information dated May 1, 2019, as they may be previously supplemented. Please read this supplement in conjunction with your prospectus and statement of additional information and retain it for future reference.

On October 2, 2023 (the “Effective Date”), the parent company of National Security Life and Annuity Company, The Ohio National Life Insurance Company, changed its name to AuguStar Life Insurance Company. All references to The Ohio National Life Insurance Company in your prospectus and statement of additional information (the “Documents”) are therefore replaced with references to AuguStar Life Insurance Company as of the Effective Date.

Additionally, on September 6, 2023, Ohio National Equities, Inc., the principal underwriter of the policies, changed its name to AuguStar Distributors, Inc. All references in the Documents to Ohio National Equities, Inc., are therefore replaced with references to AuguStar Distributors, Inc.

The terms and provisions of your policy will not be changed by these name changes.